SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC  20549



                                 FORM 8-K
                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):
                            December 27, 1995


                            CAMBEX CORPORATION
                           (Name of Registrant)



Massachusetts                   0-6933                   04-2442959
(State or other                 (Commission File         (I.R.C. Employer
jurisdiction of                 Number)                  Identification
incorporation)                                           Number)




                            360 Second Avenue
                            Waltham, MA  02154
                 (Address of principal executive offices)




                              (617) 890-6000
           (Registrant's telephone number, including area code)

ITEM 8.      CHANGE IN FISCAL YEAR


Effective December 27, 1995, the board of directors of Cambex Corporation (the "Company") approved the change of the Company's fiscal year from an August 31 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December 31. The report on Form 10-Q for the four month period ended December 31, 1995, will be the form on which the report covering the transition period will be filed by the Company.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Cambex Corporation

By: /s/      Sheldon M. Schenkler
             Vice President of Finance and
             Chief Financial Officer




Date:  December 28, 1995